UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: December 9, 2005

Lotus Capital Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-51105	11-3644700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 110310 Naples, Florida 34108-0106
(Address of Principal Executive Office)

Registrant’s Telephone Number, including area code: (239) 598-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On December 9, 2005, Lotus Capital Corp. (the “Company”) completed the closing under an Agreement for Share Exchange dated November 22, 2005.  Upon closing, the Company acquired 10,000 shares of AL Marine Holdings (BVI), Ltd., a British Virgin Islands corporation ("AL Marine"), representing 100% of AL Marine’s issued and outstanding shares, from AL Marine’s stockholders in exchange for 9,766,480 newly issued shares of the Company’s common stock.  As a result of the transaction, AL Marine became a wholly-owned subsidiary of the Company.

The individual shareholders of AL Marine and the number of shares of AL Marine owned by each before the Share exchange are as follows:

Shareholder	No. Of Shares	Percent of Class

Andrew Liu	6,352	63.52%

John Liu	2,615	26.15%

Mdm Yap S M	373	3.73%

Strong Win Limited	255	2.55%

Mid-Continental Securities Corp	150	1.50%

Wilson Kin Cheung	128	1.28%

Lam Wah	127	1.27%

TOTAL	10,000	100%

The Business

Background

The Company was incorporated under the laws of the State of Nevada on June 7, 1999 under the name Sea Horse, Inc. On September 20, 2004, the Company changed its name to Lotus Capital Corp.

The Company was formed as a "blind pool" or "blank check" company whose business plan was to acquire one or more properties or businesses and to pursue other related activities intended to enhance shareholder value. The acquisition of a business opportunity may be made by purchase, merger, exchange of stock, or otherwise, and may encompass assets or a business entity, such as a corporation, joint venture, or partnership.

From the date of its incorporation until the closing of the Share Exchange Agreement, the

Company’s only business activities were organizational activities directed at developing its business plan, raising its initial capital and registering under the Securities Exchange Act of 1934. On November 22, 2005, the Company entered into an Agreement for Share Exchange with AL Marine and the individual shareholders of AL Marine pursuant to which it agreed to acquire all of the issued and outstanding stock of AL Marine in exchange for the issuance of 9,766,480 shares of the Company’s common stock.  The closing under the Agreement for Share Exchange was completed on December 9, 2005, and upon completion of the closing, AL Marine became a wholly-owned subsidiary of the Company.

AL Marine was incorporated under the laws of the British Virgin Islands on May 30, 2005 for the purpose of acting as a holding company for interests in several affiliated operating businesses.  On July 15, 2005, AL Marine acquired 100% of the outstanding shares of Andrew Liu & Company, a Hong Kong corporation, 85% of the outstanding shares of EduShip Asia, Ltd., a Hong Kong corporation, and 60% of the outstanding shares of Chang An Consultants Limited, a Hong Kong corporation.    The business of the Company will now be carried on through AL Marine and its subsidiaries.

The unaudited financial statements of AL Marine for the period from inception (May 30, 2005) through September 30, 2005, are filed with this report on Form 8-K.  Also filed with this report are Pro Forma Consolidated Financial Statements of the Company showing the effects of the acquisition of AL Marine as of December 31, 2004 and as of September 30, 2005.

Marine insurance

AL Marine is principally engaged in the marine insurance brokerage business though its wholly owned subsidiary, Andrew Liu & Company, Ltd.  Insurance brokers represent the insured in negotiating and placing insurance coverage with insurers, as well as handling claims when they occur.  Insurance brokers generate revenue from commissions and fees on insurance premiums and earn interest on premiums held before remittance to the insurers.

Andrew Liu & Company, Ltd., which was incorporated in Hong Kong in March 1981, works in placing insurance coverage with both hull and machinery coverage (H&M) providers and protection and indemnity coverage (P&I) providers.  H&M covers the physical loss of or damage to the vessel arising from accidents, while P&I covers liabilities, losses, expenses and costs incurred in relation to injury or death on board.  Business from China-based clients accounts for 95% of the business of Andrew Liu & Company, Ltd.

The audited financial statements of Andrew Liu & Company, Ltd., for the fiscal years ending December 31, 2004, 2003, and 2002, and its unaudited financial statements for the nine months ended September 30, 2005, are filed with this report on Form 8-K.

Strike Club

In 2002, the Strike Club appointed the Company as its exclusive representative in China.  The Strike Club covers vessels’ loss of hire resulting from delay due to strikes or other circumstances that are outside the control of the operator.  While such covers may not generally be regarded as essential as hull and machinery (H&M) and protection and indemnity (P&I) covers, they are gaining in popularity in China.

EduShipAsia, Ltd.

AL Marine owns 85% of EduShipAsia Ltd.  In 2004, EduShipAsia Ltd. was appointed as an exclusive agent by the Institute of Chartered Shipbrokers (UK) ("ICS") to set up ICS's first distant learning center in Shanghai, China.  ICS is an internationally recognized professional body representing shipbrokers, managers, and agents throughout the world.

EduShip Asia Ltd., has limited assets and its operations to date have not been significant.  Accordingly, no separate financial statements of EduShip Asia, Ltd., are filed with this report on Form 8-K.

CSC Group

AL Marine owns 60% of Chang An Consultants Ltd. which participates in a joint venture with China's 3rd largest state-owned shipping group, the China Chanjiang Shipping Corporation (the "CSC Group").  Chang An Consultants Ltd., which was incorporated in Hong Kong in March, 1999, acts as an in-house insurance brokerage firm and consultant for the CSC Group.  The CSC Group owns a substantial fleet of ships, advertising space, and seafarers’ schools in China.

 The audited financial statements of Chang An Consultants Limited for the fiscal years ending December 31, 2004 and 2003, and its unaudited financial statements for the nine months ended September 30, 2005, are filed with this report on Form 8-K.

Competition

The Company’s major competitors are large US insurance brokers such as Aon, Marsh and Willis, who provide a wide range of insurances and are not focused on marine insurance.  AL Marine is one of the few insurance providers that specialize in the marine insurance business.  The Company has a large market share in the Chinese market and has continued to increase its market share in marine insurance.  There are currently restrictions on international insurers providing H&M coverage to Chinese vessels.  The opening up of China’s insurance market under World Trade Organization agreements may lead to an increase in this sector of marine insurance..

Employees

The Company employs a staff of about 20 people with offices in Hong Kong, Shanghai and Seoul.

Reports To Security Holders

The Company is subject to the reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder, and, accordingly, files reports, information statements or other information with the Securities and Exchange Commission, including quarterly reports on Form 10-QSB, annual reports on Form 10-KSB, reports of current events on Form 8-K, and proxy or information statements with respect to shareholder meetings.  Although the Company may not be obligated to deliver an annual report to its shareholders, it intends to voluntarily send such a report, including audited financial statements, to its shareholders each year.  The public may read and copy any materials the Company files with the SEC at the SEC’s Public Reference

Room at 450 Fifth Street, N.W. Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.  The address is http://www.sec.gov.

Management’s Discussion And Analysis Or Plan Of Operations

DISCLAIMER REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this report, including statements in the following discussion, which are not statements of historical fact, are what are known as “forward-looking statements,” which are basically statements about the future.  For that reason, these statements involve risk and uncertainty since no one can accurately predict the future.  Words such as “plans,” “intends,” “will,” “hopes,” “seeks,” “anticipates,” “expects,” and the like, often identify such forward-looking statements, but are not the only indication that a statement is a forward-looking statement.  Such forward-looking statements include statements concerning the Company’s plans and objectives with respect to the present and future operations of the Company, and statements which express or imply that such present and future operations will or may produce revenues, income or profits.  Numerous factors and future events could cause the Company to change such plans and objectives, or fail to successfully implement such plans or achieve such objectives, or cause such present and future operations to fail to produce revenues, income or profits.  Therefore, the reader is advised that the following discussion should be considered in light of the discussion of risks and other factors contained in this report and in the Company’s other filings with the Securities and Exchange Commission.  No statements contained in the following discussion should be construed as a guarantee or assurance of future performance or future results.

Results Of Operations

The Consolidated Revenues for the nine months ending September 30, 2005 were $2,228,735, and the revenue for the 2004 fiscal year was $1,861,114.  This increase of $367,621, or approximately 20%, was the result of greater commission income due to the growth of our customer base and market share.

Net income before tax for the nine months ending September 30, 2005 was $1,111,645, compared to $26,937 for the 2004 fiscal year.  The increase in pre-tax profit of $1,084,708 was due to an increasing business as well as no compensation expenses during the period.

General and administration expenses for nine months ending September 30, 2005 were $1,132,869 compared to $1,862,404 for the 2004 fiscal year.  The decrease of $729,535, or 39%, was due to no compensation expense, which was fully reflected in the director’s remuneration during the period.

Liquidity And Capital Resources

For the period ended September 30, 2005, the Company’s balance sheet reflects current and total assets of $3,434,808 and total current liabilities of $1,992,364, of which $1,414 is in the form of a current portion of long term debt and will be completely repaid within this year. The

Company has a bank and cash balance of approximately $2,885,402 as of September 30, 2005.

The Company has sufficient funds to satisfy its financial commitments and working capital requirements for the next twelve months.

The Company is in the process of raising additional capital through the sale of securities to fund further expansion in the region.

The Company has no material commitments for capital expenditures and off-balance sheet arrangements.

Property and Facilities

The Company rents its facilities.  The Company’s headquarters in Hong Kong now has an area of over 1900 square feet and monthly rent is $8,769, with another 600 square feet and monthly rent of $2,769 to be added in October 2005.

Directors and Officers

The directors and executive officers who currently serve the Company are as follows:

Name	Age	Position

Andrew Liu Fu Kang	44	Chairman, President

John Liu Shou Kang	45	Director, Vice President

Yip Kam Ming	36	Chief Financial Officer

Biographical Information

Mr. Andrew Liu Fu Kang, is the founder and Chairman of AL Marine and is the Chairman and President of the Company.  He is responsible for the overall management and development and strategic planning of AL Marine.  He also oversees certain key client accounts and is frequently consulted on insurance claims of a more complex nature.  Before establishing AL Marine, he worked in Richard Hogg International Adjusters in London and Stevens Elmslie & Co. in Hong Kong for a total of 6 years handling all aspects of shipowners’ rights under the hull policy and vis-à-vis third parties such as general average and salvage, legal defense work and arbitrations.  He was awarded an honors degree in Naval Architecture & Shipbuilding from the University of Newcastle Upon Tyne, U.K, a Master’s degree in Marine Law from Cardiff University, U.K and a Diploma in International Trade Law from the City of London Polytechnic.  He passed the Common Professional Exams in Law from Manchester Polytechnic.  He is a member of the Chartered Insurance Institute and the Chartered Institute of Shipbrokers.  He is the brother of John Liu Shou Kang.

Mr. John Liu Shou Kang is a director of AL Marine and will is a director and vice president of the Company.  He is responsible for the overall management of AL Marine, in particular human resources and operational activities.  Prior to joining AL Marine in 1990, he worked in Sembawang Shipyard, Singapore for 2 years and was in charge of the supervision of all aspects of ship repairs including, design, conversion and costing.  He later worked in Sembawang Shipping Co., Singapore for another 4 years as manager in charge of operations including charter parties, litigation and Hull and P&I claims.  He was awarded an honors degree in Naval Architecture & Shipbuilding from the University of Newcastle Upon Tyne, U.K and a Masters degree in International Shipping from Plymouth University, U.K.  He is the brother of Andrew Liu Fu Kang.

Mr. Yip Kam Ming is the Financial Controller of AL Marine and is the Chief Financial Officer of the Company.  He started his career in the accounting and audit industry in 1989.  In 1993, he worked as a management accountant for Guangdong Investment Limited, a Hong Kong listed company. He assumed the responsibility of performing financial statement analysis and preparing management reports, as well as engaging in merger & acquisition and due diligence projects. In 1996, he was transferred to Guangdong Tannery Limited, a subsidiary of Guangdong Investment, which is a Hong Kong Listed company and which manufactures raw leather and retails leather products. He also worked as the Financial Controller and his responsibility was to manage the group’s finance. He was also involved in the company’s initial public offering and other merger & acquisition projects. In 2002, he moved on to Intac International Holdings Limited (Intac), a US Nasdaq listed company, as a financial controller, where he oversaw the preparation of consolidation accounts and setup accounting procedures. He became the group financial controller of Intac in 2004.  In 2005, he became the group financial controller of AL Marine. He is a fellow member of the Association of Chartered Certified Accountants and a member of Hong Kong Institute of Certified Public Accountants. He was awarded a degree from the Curtin University of Technology and has a Master degree in Corporate Finance from the Hong Kong Polytechnic University.

Executive Compensation

The following table provides summary information concerning compensation awarded to, earned by, or paid to any of the Company’s officers and directors for all services rendered to the Company and its consolidated subsidiaries, in all capacities for the fiscal years ended December 31, 2002, 2003 and 2004.

Name and Principal Position	Year	Salary	Other Compensation
Andrew Liu, Chairman	2002 2003 2004	8,757 4,482 4,482	228,308 333,938 459,427

John Liu, Director	2002 2003 2004	13,719 14,695 14,949	74,686 119,070 89,132

Yip Kam Ming, CFO	2002 2003 2004	N/A N/A N/A	N/A N/A N/A

Related Transactions

No officer, director, promoter, or affiliate of the Company has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by the Company through security holdings, contracts, options, or otherwise.

Description Of Securities

The capitalization of the Company consists of 50,000,000 authorized shares of $0.01 par value common stock, of which 10,000,000 shares are issued and outstanding, and 5,000,000 authorized shares of $0.01 par value preferred stock, of which no shares are issued and outstanding.

As of the date of this filing, there are no outstanding options, warrants, or other securities.

Each record holder of Common Stock is entitled to one vote for each share held on all matters properly submitted to the stockholders for their vote. In the election of Directors, a plurality of the votes cast shall elect. In all other matters, the action shall be approved if the number of votes cast in favor of the action exceed the number of votes cast in opposition to the action.

Holders of outstanding shares of Common Stock have no preemptive, conversion or redemptive rights.  All of the issued and outstanding shares of Common Stock are, and all unissued shares when offered and sold will be, duly authorized, validly issued, fully paid, and nonassessable. To the extent that additional shares of the Company's Common Stock are issued, the relative interests of then existing stockholders may be diluted.

Market for Common Equity

No public trading market exists for the Company's securities.  As of the closing of the Share Exchange, there are approximately 40 owners of the Company’s common stock.  No dividends have been paid to date and the Company's Board of Directors does not anticipate paying dividends in the foreseeable future.

Legal Proceedings

The Company is not a party to any pending legal proceedings, and no such proceedings are known to be contemplated.  No director, officer or affiliate of the Company, and no owner of record or beneficial owner of more than 5.0% of the securities of the Company, or any associate of any such director, officer or security holder is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

Changes in and Disagreements with Accountants

There have been neither changes nor any disagreements with our accountant's or the accountant's findings.

Sale of Unregistered Securities

During the quarter ended September 30, 2005, the Company issued 100,000 shares of common stock in reliance upon exemptions from registration under the Securities Act of 1933.  The shares were issued to Mid-Continental Securities Corporation on or about August 5, 2005, for total consideration of $40,000, or $0.40 per share.  The consideration included cash advances of $20,000 made by Mid-Continental Securities Corporation for payment of on-going legal, accounting and operational expenses, and services valued at $20,000 in conjunction with completing a name change, preparation and filing of a registration statement on Form 10-SB under the Securities Act of 1934, and preparation and filing of required periodic under the Securities Exchange Act of 1934.   The shares were issued in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act of 1933, and Rule 506 of Regulation D adopted under the Securities Act of 1933.

Indemnification of Directors and Officers

The Company's Articles of Incorporation and Bylaws do not include provisions requiring the Company to provide indemnification for officers, directors, and other persons. However, under the relevant provisions of the Nevada Revised Statutes, the Company has the power to indemnify any person who is or was a party to any proceeding by reason of the fact that he or she is or was serving as an officer, director, employee or agent of the Company. The Company may not provide such indemnification unless the person seeking it acted in good faith, and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or persons controlling the company pursuant to the foregoing provisions, the Company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

Financial Statements

The required financial statements are attached at the end of this report.

ITEM 5.01 Changes in Control of Registrant

On December 9, 2005, upon closing under the Agreement for Share Exchange, there was a change of control of the Company.  Under the Share Exchange, the Company agreed to acquire 100% of the issued and outstanding shares of AL Marine in exchange for the issuance of 9,766,480 shares of the Company’s common stock.  Following the Share Exchange, the Company has 10,000,000 shares of common stock issued and outstanding, of which former AL

Marine shareholders will own 9,766,480 shares, or approximately 97.66%..

The following table sets forth, immediately following the closing of the exchange, the stock ownership of each executive officer of the Company, of all the executive officers and directors of the Company as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrant or other right to acquire additional securities of the Company, except as may be otherwise noted.

Shareholders of the Company after the Exchange	No. of shares	Per. Cent.

Andrew Liu (1)	6,203,668	62.04%

John Liu (1)	2,553,935	25.54%

Yip Kam Ming (1)	0	0%

All Officers and Directors as a group (3 in number)	8,757,603	87.58%

(1) Person is an officer, director, or both.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Richard Starke (President and Director), Jose Acevedo (Secretary, Principal Financial Officer and Principal Accounting Officer) and Joseph Pioppi (Director) have resigned their positions as officers and as members of the Company’s board of directors.   These resignations will become effective on December 9, 2005.  The resignations are not due to any disagreement with the board.

Mr. Starke, Mr. Acevedo, and Mr. Pioppi have agreed to appoint two new directors immediately prior to the effective date of their resignations.   The new directors to be appointed are Andrew Liu and John Liu.  It is also anticipated that the newly appointed directors will appoint new officers, including Yip Kam Ming as Chief Financial Officer.

The following table sets forth the names and ages of the officers and directors of the Company after the new appointments.  The Company has not had standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions. All such applicable functions have been performed by the Board of Directors as a whole.

The directors and executive officers currently serving the Company are as follows:

Name	Age	Position

Andrew Liu Fu Kang	44	Chairman, President

John Liu Shou Kang	45	Director

Yip Kam Ming	36	Chief Financial Officer

The directors named above will serve until the first annual meeting of the Company’s stockholders following completion of the share exchange, or until their successors have been appointed.  Thereafter, directors will be elected for one-year terms at the annual stockholders’ meeting.  Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists or is contemplated. There is no arrangement or understanding between any of the directors or officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current directors to the Company’s board.  There are also no arrangements, agreements, or understandings between non-management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of the Company’s affairs.

Biographical information for the officers and directors is found in Item 2.01.

ITEM 5.06 Change in Shell Company Status.

On November 22, 2005, Lotus Capital Corp. ("the Company") signed an Agreement for Share Exchange with AL Marine Holdings (BVI), Ltd., a British Virgin Islands corporation ("AL Marine") incorporated in May 2005, and the shareholders of AL Marine, a copy of which was filed with the Company’s Form 8-K dated November 22, 2005 and incorporated by reference herein.   Closing under the Agreement for Share Exchange was completed on December 9, 2005.

Upon closing under the Agreement for Share Exchange, the Company acquired all of the issued and outstanding stock of AL Marine in return for the issuance of 9,766,480 new shares of the common stock of the Company. Upon closing under the Agreement for Share Exchange, AL Marine became a wholly-owned subsidiary of the Company.

AL Marine is the 100% owner of Andrew Liu and Co., Ltd., a corporation principally engaged in the business of marine insurance brokerage in China.  AL Marine owns 60% of Chang An Consultants Ltd., a joint venture with China Changjiang National Shipping Corporation (“CSC Group”) that serves as a vehicle for the provision of marine insurance brokerage and other marine business services by AL Marine to the CSC Group. AL Marine owns 85% of EduShipAsia Ltd., which is the exclusive agency service to the Institute of Chartered Shipbrokers (UK).

After the completion of the share exchange, the Company is no longer a shell company.

ITEM 9.01 Financial Statements and Exhibits

(a)

Financial Statements of the businesses acquired.

The unaudited financial statements of AL Marine Holdings (BVI) Ltd. for May 2005 (date of formation) through September 30, 2005 are filed herewith.

Audited financial statements of Andrew Liu & Company, Ltd as of December 31, 2004, 2003 and 2002 are filed herewith.

The unaudited financial statements of Andrew Liu & Company, Ltd for the Nine Months Ended September 30 2005 are filed herewith.

The audited financial statements of Chang An Consultants Limited, Ltd as of December 31, 2004 and 2003 are filed herewith

The unaudited financial statements of Chang An Consultants Limited, Ltd for the nine months ended September 30 2005are filed herewith.

(b)

Pro forma financial information.

Unaudited pro forma consolidated financial statements of Lotus Capital at December 31, 2004 are filed herewith.

Unaudited pro forma consolidated financial statements of Lotus Capital at September 30, 2005, are filed herewith.

(c)

The following exhibits are filed as part of this Current Report on Form 8-K:

2.1

Agreement for Share Exchange dated November 22, 2005, by and among LOTUS CAPITAL CORP., a Nevada corporation, AL MARINE HOLDINGS LTD., a British Virgin Islands corporation, and the Shareholders of AL MARINE (herein incorporated by reference from report on Form 8-K for report dated November 22, 2005 and filed with the Securities and Exchange Commission on December 9, 2005).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOTUS CAPITAL CORP.

By: /s/ Andrew Liu, President

Date:  December 14, 2005

INDEX TO FINANCIAL STATEMENTS

AL MARINE HOLDINGS (BVI) LIMITED UNAUDITED FINANCIAL STATEMENTS FROM DATE OF FORMATION (MAY 30, 2005) UNTIL SEPTEMBER 30, 2005  14

AL MARINE HOLDINGS (BVI) LTD. CONSOLIDATED BALANCE SHEET (UNAUDITED)

14

AL MARINE HOLDINGS (BVI) LTD. CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

15

AL MARINE HOLDINGS (BVI) LTD. CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

16

ANDREW LIU & COMPANY, LTD AUDITED FINANCIAL STATEMENTS FOR 2002, 2003, AND 2004

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

18

ANDREW LIU & COMPANY BALANCE SHEETS

19

ANDREW LIU & COMPANY STATEMENTS OF OPERATIONS

20

ANDREW LIU & COMPANY STATEMENTS OF STOCKHOLDERS’ EQUITY FOR THE PERIOD FROM JANUARY 1, 2002 TO DECEMBER 31, 2004

21

ANDREW LIU & COMPANY STATEMENTS OF CASH FLOWS

22

ANDREW LIU & COMPANY NOTES

23

ANDREW LIU & COMPANY, LTD UNAUDITED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005  28

ANDREW LIU & COMPANY BALANCE SHEET (UNAUDITED)

28

ANDREW LIU & COMPANY STATEMENT OF OPERATIONS (UNAUDITED)

29

ANDREW LIU & COMPANY STATEMENT OF CASH FLOWS (UNAUDITED)

30

CHANG AN CONSULTANTS LTD. AUDITED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 AND 2003

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

32

CHANG AN CONSULTANTS LTD. BALANCE SHEETS

33

CHANG AN CONSULTANTS LTD. STATEMENTS OF OPERATIONS

34

CHANG AN CONSULTANTS LTD. STATEMENTS OF STOCKHOLDERS’ EQUITY FOR THE PERIOD FROM JANUARY 1, 2003 TO DECEMBER 31, 2004

35

CHANG AN CONSULTANTS LTD. STATEMENTS OF CASH FLOWS

36

CHANG AN CONSULTANTS LTD. NOTES

37

CHANG AN CONSULTANTS LTD. UNAUDITED FINANCIAL STATEMENT FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005  41

CHANG AN CONSULTANTS LTD. BALANCE SHEET (UNAUDITED)

41

CHANG AN CONSULTANTS LTD. STATEMENT OF OPERATIONS (UNAUDITED)

42

CHANG AN CONSULTANTS LTD. STATEMENT OF CASH FLOWS (UNAUDITED)

43

PRO FORMA FINANCIAL STATEMENTS

45

PROFORMA CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2004

45

PROFORMA CONSOLIDATION PROFIT & LOSS FOR THE YEAR ENDED 2004

47

PROFORMA CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2005

49

PROFORMA CONSOLIDATION PROFIT & LOSS FOR THE NINE MONTHS ENDED SEPT 2005

51

AL MARINE HOLDINGS (BVI) LIMITED UNAUDITED FINANCIAL STATEMENTS FROM DATE OF FORMATION (MAY 30, 2005) UNTIL SEPTEMBER 30, 2005

AL Marine Holdings (BVI) Ltd. Consolidated Balance Sheet (Unaudited)

ASSETS	September 30, 2005
Current assets
Cash and cash equivalents	$ 2,885,402
Commissions receivable (net)	350,861
Prepaid taxes	11,354
Total current assets	3,247,617

Property, plant and equipment (net)	38,374

Other assets
Due from directors	44,427
Deposits and prepayments	40,846
Other receivables	63,544
Total other assets	148,817

Total assets	$ 3,434,808

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Bank overdraft	$ 45,944
Accounts payable	824,517
Claims payable	711,060
Accrued expenses	93,554
Due to stockholders	16,475
Income tax payable	299,400
Notes payable	1,414
Total current liabilities	1,992,364

Minority interest in subsidiaries	31,694

Stockholders' equity
Common stock: par value $1.00, 10,000 shares authorized, 10,000 issued and outstanding	10,000
Additional paid in capital	10,512
Retained earnings	1,390,238
Total stockholders' equity	1,410,750

Total liabilities and stockholders' equity	$ 3,434,808

AL Marine Holdings (BVI) Ltd. Consolidated Statement Of Operations (Unaudited)

Nine months ended
September 30,
2005
Revenues
Commission income	$ 2,211,978
Consulting income	16,757
Total revenues	2,228,735

Operating expenses
Rents	218,689
Salaries	252,204
Travel expenses	145,962
Bad debts	28,857
Depreciation	17,990
Other general and administrative expenses	469,167
Total operating expenses	1,132,869

Other income (expense)
Interest income	11,874
Other income	11,065
Interest expense	(3,885)
Exchange loss	(3,275)
Total other income (expense)	15,779

Net income before income taxes	1,111,645

Provision for income taxes	(201,391)

Net income before minority interest	910,254

Minority interest in income of subsidiaries	25,705

Net income	$ 884,549

AL Marine Holdings (BVI) Ltd. Consolidated Statement Of Cash Flows (Unaudited)

Nine months ended
September 30, 2005

Cash flows from operating activities:
Net income	$ 884,549
Adjustments to reconcile net income to
net cash provided by operations:
Depreciation and amortization	17,990
Bad debt and cancellation reserves	32,663
Minority interest in income	25,705
Changes in operating assets and liabilities:
Commissions receivable	(195,028)
Deposits and prepayments	(35,543)
Other receivables	(18,019)
Accounts payable	433,884
Claims payable	205,890
Accrued expenses	57,620
Income taxes payable	193,357
Net cash provided by operations	1,603,068

Cash flows from investing activities:
Purchase of property, plant and equipment	(23,464)
Net cash used in investing activities	(23,464)

Cash flows from financing activities:
Bank overdraft	1,485
Due to/from directors	(116,376)
Due to stockholders	(66,666)
Due to related companies	(70,712)
Principal payments on long term debt	(12,725)
Net cash used in financing activities	(264,994)

Increase in cash and cash equivalents	1,314,610

Cash and cash equivalents, beginning of period	1,570,792
Cash and cash equivalents, end of period	$ 2,885,402

Supplemental disclosures of cash flow information:
Cash paid for interest	$ 3,885
Cash paid for income taxes	$ 15,116

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to item 310 of Regulation SB. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The operating results for the nine months ended September 30, 2005 are not necessarily indicative of the results that may be expected for the year ending December 31, 2005. For further information, refer to the financial statements and footnotes thereto for the year ended December 31, 2004.

1.

DESCRIPTION OF BUSINESS

AL Marine Holdings (BVI) Ltd. was formed on May 30, 2005 to be a holding company for its subsidiaries. On July 15, 2005 it acquired an 85% interest in EduShipAsia Limited, a 60% interest in Chang An Consultants Limited and 100% of Andrew Liu & Company Limited. Each of these subsidiaries is a company organized in Hong Kong. These financial statements include the accounts of AL Marine Holdings (BVI) Ltd. and each of the subsidiaries listed above. Since the acquisitions represent a reorganization under common control, the consolidated statement of operations includes the income and expenses of the subsidiaries from the beginning of the year, rather than from the date of acquisition.

ANDREW LIU & COMPANY, LTD AUDITED FINANCIAL STATEMENTS FOR 2002, 2003, AND 2004

(Andrew Liu & Company is 100% owned by AL Marine)

Child, Sullivan & Company

A Professional Corporation of CERTIFIED PUBLIC ACCOUNTANTS

1284   W.  Flint   Meadow   Dr., Suite D, Kaysville, UT 84037          PHONE: (801) 927-1337  FAX: (801) 927-1344

Report Of Independent Registered Public Accounting Firm

To the Board of Directors

ANDREW LIU & COMPANY LIMITED

Hong Kong

We have audited the accompanying balance sheets of ANDREW LIU & COMPANY LIMITED (a Hong Kong company) as of December 31, 2004, 2003 and 2002, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ANDREW LIU & COMPANY LIMITED as of December 31, 2004, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Child, Sullivan & Company

Kaysville, Utah

November 2, 2005

Andrew Liu & Company Balance Sheets

	December 31,
ASSETS	2004	2003	2002
Current assets
Cash and cash equivalents	$ 1,357,573	$ 709,084	$ 729,097
Commissions receivable (net)	181,216	295,069	258,244
Total current assets	1,538,789	1,004,153	987,341

Property, plant and equipment (net)	32,767	56,033	79,517

Other assets
Due from directors	-	65,950	78,383
Due from related companies	1,878	911,480	1,362,987
Deposits and prepayments	12,384	25,349	14,827
Other receivables	45,525	130,030	57,748
Total other assets	59,787	1,132,809	1,513,945

Total assets	$ 1,631,343	$ 2,192,995	$ 2,580,803

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Bank overdraft	$ 44,459	$ 47,279	$ 44,749
Accounts payable	349,213	242,929	618,606
Claims payable	520,352	409,962	31,085
Accrued expenses	6,284	70,520	98,100
Due to director	71,949	198,535	311,261
Due to related company	-	561,611	581,406
Income tax payable	106,043	-	-
Current portion of long term debt	14,139	16,967	16,967
Total current liabilities	1,112,439	1,547,803	1,702,174

Long term debt net of current portion	-	14,139	31,106

Stockholders' equity
Share capital	12,820	12,820	12,820
Retained earnings	506,084	618,233	834,703
Total stockholders' equity	518,904	631,053	847,523

Total liabilities and stockholders' equity	$ 1,631,343	$ 2,192,995	$ 2,580,803

Andrew Liu & Company Statements Of Operations

	Year ended December 31,
	2004	2003	2002

Revenues
Commission income	$ 1,693,607	$ 1,135,085	$ 883,094
Consulting income	9,053	7,000	10,593
Total revenues	1,702,660	1,142,085	893,687

Operating expenses
Compensation expense (note 6)	724,045	485,664	380,034
Rents	347,990	347,728	366,232
Salaries	220,994	149,433	158,883
Travel expenses	91,061	58,044	52,216
Bad debts	94,783	104,741	97,845
Depreciation	31,286	32,908	33,654
Other general and administrative expenses	203,027	172,648	144,003
Total operating expenses	1,713,186	1,351,166	1,232,867

Loss from operations	(10,526)	(209,081)	(339,180)

Other income (expense)
Interest income	842	399	756
Other income	44,642	7,692	9,176
Interest expense	(15,285)	(13,019)	(12,221)
Exchange loss	(1,675)	(2,461)	(760)
Total other income (expense)	28,524	(7,389)	(3,049)

Net income (loss) before taxes	17,998	(216,470)	(342,229)

Provision for income taxes	(130,147)	-	-

Net loss	$ (112,149)	$ (216,470)	$ (342,229)

Andrew Liu & Company Statements Of Stockholders’ Equity For The Period From January 1, 2002 To December 31, 2004

	Share	Retained
	Capital	Earnings	Total

Balance at January 1, 2002	$ 12,820	$ 1,176,932	$ 1,189,752
Net loss for the year	-	(342,229)	(342,229)
Balance December 31, 2002	12,820	834,703	847,523

Net loss for the year	-	(216,470)	(216,470)
Balance December 31, 2003	12,820	618,233	631,053

Net loss for the year	-	(112,149)	(112,149)
Balance December 31, 2004	$ 12,820	$ 506,084	$ 518,904

Andrew Liu & Company Statements Of Cash Flows

	Year ended December 31,
	2004	2003	2002
Cash flows from operating activities:
Net loss	$ (112,149)	$ (216,470)	$ (342,229)
Adjustments to reconcile net loss to
net cash provided by (used in) operations:
Depreciation and amortization	31,286	32,908	33,654
Bad debt and cancellation reserves	42,034	932	9,443
Changes in operating assets and liabilities:
Commissions receivable	71,819	(37,757)	(86,399)
Deposits and prepayments	12,965	(10,522)	432
Other receivables	84,505	(72,282)	(2,306)
Bank overdraft	(2,820)	2,530	(912)
Accounts payable	106,284	(375,677)	518,005
Claims payable	110,390	378,877	(73,966)
Accrued expenses	(64,236)	(27,580)	(23,814)
Income taxes payable	106,043	-	-
Net cash provided by (used in) operations	386,121	(325,041)	31,908

Cash flows from investing activities:
Purchase of fixed assets	(8,020)	(9,424)	(236)
Net cash used in investing activities	(8,020)	(9,424)	(236)

Cash flows from financing activities:
Due to/from directors	(60,636)	(100,293)	39,359
Due to/from related companies	347,991	431,712	289,864
Principal payments on long term debt	(16,967)	(16,967)	(18,512)
Net cash provided by financing activities	270,388	314,452	310,711

Increase (decrease) in cash and cash equivalents	648,489	(20,013)	342,383

Cash and cash equivalents, beginning of period	709,084	729,097	386,714
Cash and cash equivalents, end of period	$ 1,357,573	$ 709,084	$ 729,097

Supplemental disclosures of cash flow information:
Cash paid for interest	$ 15,285	$ 13,019	$ 12,221
Cash paid for income taxes	$ 24,104	$ -	$ -

Andrew Liu & Company Notes

1.

DESCRIPTION OF BUSINESS

Andrew Liu & Company Limited (the Company), incorporated on March 18, 1981 in Hong Kong. The Company is engaged in the insurance brokerage business and deals primarily with marine insurance in the Asia Pacific region. The Company maintains offices in Hong Kong, Shanghai, and Seoul.

CONTROL BY PRINCIPAL STOCKHOLDERS

The directors, executive officers, their affiliates and related parties own, beneficially and in the aggregate, the majority of the voting power of the outstanding share capital of the Company. Accordingly, directors, executive officers and their affiliates, if they voted their shares uniformly, would have the ability to control the approval of most corporate actions, including increasing the authorized capital stock and the dissolution, merger or sale of the Company's assets.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

The Company has determined the Hong Kong dollar (HK$) to be the functional currency. There were no material gains or losses recognized as a result of translating foreign currencies to U.S. dollars due to the stability of the HK$ currency in 2004, 2003 and 2002. No assurance however, can be given as to the future valuation of the foreign currencies and how further movements in the foreign currencies could affect future earnings of the Company.

The balance sheets of the Company were translated at year end exchange rates. Income and expenses were translated at exchange rates in effect during the year, substantially the same as the year end rates.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SIGNIFICANT ESTIMATES

Several areas require significant management estimates relating to uncertainties for which it is reasonably possible that there will be a material change in the near term. The more significant areas requiring the use of management estimates relate to the valuation of accounts receivable and payable, equipment, accrued liabilities, and the useful lives for amortization and depreciation.

REVENUE RECOGNITION

Commission revenue is recognized as of the effective date of the insurance policy or the date the customer is billed, whichever is later. At that date, the earnings process has been completed and the Company can reliably estimate the impact of policy cancellations based upon historical cancellation experience adjusted by known circumstances. The policy cancellation reserve was $17,107, $10,375 and $9,443 at December 31, 2004, 2003 and 2002, respectively, and is periodically evaluated and adjusted as necessary. Subsequent commission adjustments are recognized upon notification from the insurance companies. Commission revenues are reported net of commissions paid to sub-brokers. Fee income is recognized as services are rendered.

CASH AND CASH EQUIVALENTS

The Company invests idle cash primarily in money market accounts, certificates of deposit and short-term commercial paper. Money market funds and all highly liquid debt instruments with an original maturity of three months or less are considered cash equivalents.

COMMISSIONS RECEIVABLE

Commissions receivable are recognized and carried at original invoice amount less an allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount becomes questionable. The allowance for uncollectible accounts receivable was $35,302, $0 and $0 as of December 31, 2004, 2003 and 2002.

PROPERTY AND EQUIPMENT

Impairment of long-lived assets is recognized when events or changes in circumstances indicate that the carrying amount of the asset, or related groups of assets, may not be recoverable. Under the provisions of SFAS No. 144, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of", the Company recognizes an "impairment charge" when the expected net undiscounted future cash flows from an asset's use and eventual disposition are less than the asset's carrying value and the asset's carrying value exceeds its fair value. Measurement of fair value for an asset or group of assets may be based on appraisal, market values of similar assets or estimated discounted future cash flows resulting from the use and ultimate disposition of the asset or assets.

Expenditures for maintenance, repairs and betterments, which do not materially extend the normal useful life of an asset, are charged to operations as incurred. Upon sale or other disposition of assets, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in income.

Depreciation and amortization are provided for financial reporting purposes primarily on the straight-line method over the estimated useful lives of the respective assets as follows:

Estimated
Useful Life

Motor vehicles	5 years

Furniture and fixtures	7 years

Office equipment	7 years

Leasehold improvements	5 years

ACCOUNTS PAYABLE AND CLAIMS PAYABLE

In its capacity as an insurance agent or broker, the Company collects premiums from insureds and, after deducting its commissions, remits the premiums to the respective insurers; the Company also collects claims or refunds from insurers on behalf of insureds. Unremitted insurance premiums and claims are held in a fiduciary capacity. The obligation to remit premiums is recorded as accounts payable and the obligation to remit claims and refunds is recorded as claims payable on the balance sheet.

ADVERTISING COSTS

All costs associated with advertising are expensed in the period incurred. Advertising expense was $3,500, $0, and $0 for the years ended December 31, 2004, 2003, and 2002, respectively.

INCOME TAXES

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

The Company did not provide any current or deferred income tax provision or benefit for any period presented to date because book income is substantially equal to taxable income, with only minor timing differences with regard to the depreciation of fixed assets. Management has determined that any deferred tax asset or liability is inconsequential, and not material to the financial statements.

RELATED PARTY TRANSACTIONS AND STOCKHOLDERS’ LOANS

The captions "Due from directors" and "Due from related companies" represent loans receivable that are unsecured, non-interest bearing and have no fixed terms of repayment, and therefore are not considered current assets. The related companies are owned by directors of the Company.

The captions "Due to director" and "Due to related company" represent loans payable that are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand. The related company is a development company owned by directors of the Company.

During the years ended December 31, 2003 and 2002, the Company received commission income from a company owned by directors of the Company in the amount of $41,664 and $24,400. No such income was received during 2004.

The Company rents office space in Hong Kong and Shanghai from a company owned by directors of the Company. Rents paid to this related company totaled $211,433, $211,311, and $211,756 for the years ended December 31, 2004, 2003, and 2002.

COMPREHENSIVE INCOME

The accompanying financial statements are presented in United States (US) dollars. The functional currency is the Hong Kong dollar (HK$). The financial statements are translated into US dollars from HK$ at year-end exchange rates for assets and liabilities, and weighted average exchange rates for revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The exchange rate for HK$ to US dollars has varied by only 100ths during 2004, 2003 and 2002. Thus, the consistent exchange rate used has been 7.80 HK$ per each US dollar. Since there have been no greater fluctuations in the exchange rate, there is no gain or loss from foreign currency translation and no resulting other comprehensive income or loss.

Foreign currency transactions are those that required settlement in a currency other than HK$. Gain or loss from foreign currency transactions, or exchange loss, is recognized in current net income as a component of other income (expense).

3.

PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost and consists of:

	2004	2003	2002

Motor vehicles	$ 106,384	$ 106,384	$ 106,384

Furniture and fixtures	144,074	144,074	144,074

Office equipment	74,136	66,116	62,935

Leasehold improvements	52,208	52,208	45,965

Subtotal	376,802	368,782	359,358

Less: accumulated depreciation	(344,035)	(312,749)	(279,841)

Net property and equipment	$ 32,767	$ 56,033	$ 79,517

Depreciation expense for the years ended December 31, 2004, 2003 and 2002 was $31,286, $32,908, and $33,654, respectively.

4.

INCOME TAXES

The Company accounts for income taxes in accordance with the provisions of SFAS No. 109, "Accounting for Income Taxes." Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with SFAS No. 109, "Accounting for Income Taxes", these deferred income taxes are measured by applying currently enacted tax laws.

The Company had net operating loss carryforwards, which were used to fully offset taxable income through 2003. No tax asset or liability was recorded for periods prior to 2004, but a tax provision was recognized in the amount of $130,147 for 2004. As of December 31, 2004 the Company had paid income taxes of $24,104 and recorded income tax payable of $106,043.

5.

COMMITMENTS AND CONTINGENCIES

LEGAL PROCEEDINGS

From time to time, the Company has disputes that arise in the ordinary course of its business. Currently, according to management, there are no material legal proceedings to which the Company is party or to which any of its property is subject, that will have a material adverse effect on the Company's financial condition.

6.

DIVIDENDS

Historically the Company has compensated its officers/owners through the declaration of dividends rather than compensating them for services rendered. The officers/owners or their designees took advances from time to time, which were recorded as receivables from related companies. During 2004 the Company declared dividends in the amount of $1,589,743 to offset advances taken to date. As the dividends represent payments to the owners in lieu of back wages, these financial statements present the dividends as compensation expense over the period in which the services were provided to the Company. Services to the Company consisted primarily of the sales of insurance products and the provision of consultation services to clients; therefore the dividend amount of $1,589,743 was allocated over the years 2002, 2003 and 2004 as a percentage of revenues and amounted to $380,034, $485,664 and $724,045, respectively. The Company does not expect the payment of such dividends to continue in the future and has subsequently changed its policy to provide for reasonable compensation of its officers.

7.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments” ("SFAS 107") requires entities to disclose the fair values of financial instruments except when it is not practicable to do so. Under SFAS No. 107, it is not practicable to make this disclosure when the costs of formulating the estimated values exceed the benefit when considering how meaningful the information would be to financial statement users.

As a result of the difficulties presented in the valuation of the loans payable to related entities/parties because of their related party nature, estimating the fair value of these financial instruments is not considered practical. The fair values of all other assets and liabilities do not differ materially from their carrying amounts. None of the financial instruments held are derivative financial instruments and none were acquired or held for trading purposes in 2004, 2003, and 2002.

8.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2004, the Emerging Issues Task Force of the FASB came to a consensus regarding EITF 02-14 “Whether an Investor Should Apply the Equity Method of Accounting to Investments Other Than Common Stock”. The consensus of the task force is that the equity method of accounting is to be used for investments in common stock or in-substance common stock, effective for reporting periods beginning after September 15, 2004. The Company currently has no equity investments. As such, this standard has no application to the Company.

In November 2004, the FASB issued Statement No. 151, “Inventory Costs”. SFAS No. 151 requires that items such as idle facility expense, excessive spoilage, double freight, and rehandling costs be recognized as current period charges and that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The statement is effective for fiscal periods beginning after June 15, 2005. The Company believes that the application of SFAS No. 151 will have no significant impact on the financial statements.

In December 2004, the FASB issued Statement No. 153, “Exchange of Non-Monetary Assets”. SFAS No. 153 confirms that exchanges of nonmonetary assets are to be measured based on the fair value of the assets exchanged, except for exchanges of nonmonetary assets that do not have commercial substance. Those transactions are to be measured at entity specific values. The Company believes that the application of SFAS No. 153 will have no significant impact on the financial statements.

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment," which amends SFAS No. 123, "Accounting for Stock-Based Compensation." SFAS No. 123, as revised, requires public entities to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. The cost will be recognized over the period during which an employee is required to provide service in exchange for the award. No compensation cost is recognized for equity instruments for which employees do not render the requisite service. The effective date for the Company is the first reporting period beginning after December 15, 2005. Management expects that the application of SFAS No. 123 (revised 2004) will have no adverse effect on its results of operations.

ANDREW LIU & COMPANY, LTD UNAUDITED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(Andrew Liu & Company is 100% owned by AL Marine)

Andrew Liu & Company Balance Sheet (Unaudited)

September 30,
ASSETS	2005
Current assets
Cash and cash equivalents	$ 2,450,279
Commissions receivable (net)	349,332
Total current assets	2,799,611

Property, plant and equipment (net)	38,274

Other assets
Due from directors	44,427
Due from related companies	16,503
Deposits and prepayments	40,846
Other receivables	63,544
Total other assets	165,320

Total assets	$ 3,003,205

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Bank overdraft	$ 45,944
Accounts payable	522,421
Claims payable	711,060
Accrued expenses	65,679
Income tax payable	285,291
Notes payable	1,414
Total current liabilities	1,631,809

Stockholders' equity
Registered capital	12,820
Retained earnings	1,358,576
Total stockholders' equity	1,371,396

Total liabilities and stockholders' equity	$ 3,003,205

Andrew Liu & Company Statement Of Operations (Unaudited)

Nine months ended
September 30,
2005
Revenues
Commission income	$ 2,100,317
Consulting income	16,757
Total revenues	2,117,074

Operating expenses
Rents	218,689
Salaries	252,204
Travel expenses	129,850
Bad debts	26,477
Depreciation	17,957
Other general and administrative expenses	446,690
Total operating expenses	1,091,867

Other income (expense)
Interest income	10,518
Other income	11,065
Interest expense	(3,885)
Exchange loss	(3,130)
Total other income (expense)	14,568

Net income before income taxes	1,039,775

Provision for income taxes	(187,283)

Net income	$ 852,492

Andrew Liu & Company Statement Of Cash Flows (Unaudited)

Nine months ended
September 30,
2005
Cash flows from operating activities:
Net income	$ 852,492
Adjustments to reconcile net income to
net cash provided by operations:
Depreciation and amortization	17,957
Bad debt and cancellation reserves	30,413
Changes in operating assets and liabilities:
Commissions receivable	(198,529)
Deposits and prepayments	(28,462)
Other receivables	(18,019)
Accounts payable	173,208
Claims payable	190,708
Accrued expenses	59,395
Income taxes payable	179,248
Net cash provided by operations	1,258,411

Cash flows from investing activities:
Purchase of property, plant and equipment	(23,464)
Net cash used in investing activities	(23,464)

Cash flows from financing activities:
Bank overdraft	1,485
Due to/from directors	(116,376)
Due to/from related companies	(14,625)
Principal payments on long term debt	(12,725)
Net cash used in financing activities	(142,241)

Increase in cash and cash equivalents	1,092,706

Cash and cash equivalents, beginning of period	1,357,573
Cash and cash equivalents, end of period	$ 2,450,279

Supplemental disclosures of cash flow information:
Cash paid for interest	$ 3,885
Cash paid for income taxes	$ 8,035

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to item 310 of Regulation SB. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The operating results for the nine months ended September 30, 2005 are not necessarily indicative of the results that may be expected for the year ending December 31, 2005. For further information, refer to the financial statements and footnotes thereto for the year ended December 31, 2004.

CHANG AN CONSULTANTS LTD. AUDITED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 AND 2003

(AL Marine owns 60% of Chang An Consultants Ltd.)

Child, Sullivan & Company

A Professional Corporation of CERTIFIED PUBLIC ACCOUNTANTS

1284   W.  Flint   Meadow   Dr., Suite D, Kaysville, UT 84037          PHONE: (801) 927-1337  FAX: (801) 927-1344

Report Of Independent Registered Public Accounting Firm

To the Board of Directors

CHANG AN CONSULTANTS LIMITED

Hong Kong

We have audited the accompanying balance sheets of CHANG AN CONSULTANTS LIMITED (a Hong Kong company) as of December 31, 2004 and 2003, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CHANG AN CONSULTANTS LIMITED as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Child, Sullivan & Company

Kaysville, Utah

November 2, 2005

Chang An Consultants Ltd. Balance Sheets

	December 31,
ASSETS	2004	2003
Current assets
Cash and cash equivalents	$ 213,219	$ 76,128
Commissions receivable (net)	7,280	3,298
Prepaid taxes	4,273	-
Total current assets	224,772	79,426

Property, plant and equipment (net)	133	177

Other assets
Deposits and prepayments	-	22,384
Total other assets	-	22,384

Total assets	$ 224,905	$ 101,987

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$ 41,420	$ 3,526
Other payables	12,693	20,146
Accrued expenses	1,775	1,775
Due to stockholders	83,333	30,516
Due to related company	70,711	4,828
Income tax payable	-	20,068
Total current liabilities	209,932	80,859

Stockholders' equity
Share capital	12,821	12,821
Retained earnings	2,152	8,307
Total stockholders' equity	14,973	21,128

Total liabilities and stockholders' equity	$ 224,905	$ 101,987

Chang An Consultants Ltd. Statements Of Operations

	Year ended
	December 31,
	2004	2003

Revenues
Commission income	$ 124,877	$ 113,031
Consulting income	33,577	143,947
Total revenues	158,454	256,978

Operating expenses
Compensation expense (note 8)	83,333	141,801
Travel and entertainment	37,097	55,478
Bad debts	3,490	9,057
Depreciation	44	44
Other general and administrative expenses	23,376	35,587
Total operating expenses	147,340	241,967

Income from operations	11,114	15,011

Other income (expense)
Interest income	97	18
Other income	-	4,057
Exchange loss	(394)	(421)
Total other income (expense)	(297)	3,654

Net income before taxes	10,817	18,665

Provision for income taxes	(16,972)	(28,326)

Net loss	$ (6,155)	$ (9,661)

Chang An Consultants Ltd. Statements Of Stockholders’ Equity For The Period From January 1, 2003 To December 31, 2004

	Share Capital	Retained Earnings	Total

Balance at January 1, 2003	$12,821	$17,968	$30,789
Net loss for the year	--	(9,661)	(9,661)
Balance December 31, 2003	12,821	8,307	21,128

Net loss for the year	--	(6,155)	(6,155)
Balance December 31, 2004	12,821 =====	2,152 =====	14,973 =====

Chang An Consultants Ltd. Statements Of Cash Flows

	Year ended
	December 31,
	2004	2003
Cash flows from operating activities:
Net loss	$ (6,155)	$ (9,661)
Adjustments to reconcile net loss to
net cash provided by (used in) operations:
Bad debt and cancellation reserves	2,898	1,522
Depreciation and amortization	44	44
Changes in operating assets and liabilities:
Commissions receivable	(6,880)	23,454
Prepaid taxes	(4,273)	8,258
Deposits and prepayments	22,384	(22,384)
Accounts payable	37,894	(332)
Other payables	(7,453)	(48,416)
Accrued expenses	-	(4,570)
Income taxes payable	(20,068)	20,068
Net cash provided by (used in) operations	18,391	(32,017)

Cash flows from investing activities:
Purchase of fixed assets	-	(221)
Net cash used in investing activities	-	(221)

Cash flows from financing activities:
Due to stockholders	52,817	24,106
Due to related company	65,883	(23,690)
Net cash provided by financing activities	118,700	416

Increase (decrease) in cash and cash equivalents	137,091	(31,822)

Cash and cash equivalents, beginning of period	76,128	107,950
Cash and cash equivalents, end of period	$ 213,219	$ 76,128

Supplemental disclosures of cash flow information:
Cash paid for interest	$ -	$ -
Cash paid for income taxes	$ 21,245	$ 27,819

Chang An Consultants Ltd. Notes

1.

DESCRIPTION OF BUSINESS

Chang An Consultants Limited (the Company) incorporated on March 31, 1999 in Hong Kong. The Company is engaged in the insurance brokerage and consulting business and deals primarily with marine insurance in the Asia Pacific region. The Company maintains offices in Hong Kong and Shanghai.

CONTROL BY PRINCIPAL STOCKHOLDERS

The directors, executive officers, their affiliates and related parties own, beneficially and in the aggregate, the majority of the voting power of the outstanding share capital of the Company. Accordingly, directors, executive officers and their affiliates, if they voted their shares uniformly, would have the ability to control the approval of most corporate actions, including increasing the authorized capital stock and the dissolution, merger or sale of the Company's assets.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

The Company has determined the Hong Kong dollar (HK$) to be the functional currency. There were no material gains or losses recognized as a result of translating foreign currencies to U.S. dollars due to the stability of the HK$ currency in 2004 and 2003. No assurance however, can be given as to the future valuation of the foreign currencies and how further movements in the foreign currencies could affect future earnings of the Company.

The balance sheets of the Company were translated at year end exchange rates. Income and expenses were translated at exchange rates in effect during the year, substantially the same as the year end rates.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SIGNIFICANT ESTIMATES

Several areas require significant management estimates relating to uncertainties for which it is reasonably possible that there will be a material change in the near term. The more significant areas requiring the use of management estimates related to the valuation of accounts receivable and payable, equipment, accrued liabilities, and the useful lives for amortization and depreciation.

REVENUE RECOGNITION

Commission revenue is recognized as of the effective date of the insurance policy or the date the customer is billed, whichever is later. At that date, the earnings process has been completed and the Company can reliably estimate the impact of policy cancellations based upon historical cancellation experience adjusted by known circumstances. The policy cancellation reserve was $1,246 and $1,522 at December 31, 2004 and 2003, respectively, and is periodically evaluated and adjusted as necessary. Subsequent commission adjustments are recognized upon notification from the insurance companies. Commission revenues are reported net of commissions paid to sub-brokers. Fee income is recognized as services are rendered.

CASH AND CASH EQUIVALENTS

The Company invests idle cash primarily in money market accounts, certificates of deposit and short-term commercial paper. Money market funds and all highly liquid debt instruments with an original maturity of three months or less are considered cash equivalents.

COMMISSIONS RECEIVABLE

Commissions receivable are recognized and carried at original invoice amount less an allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount becomes questionable. The allowance for uncollectible accounts receivable was $3,174 and $0 as of December 31, 2004 and 2003.

PROPERTY AND EQUIPMENT

Impairment of long-lived assets is recognized when events or changes in circumstances indicate that the carrying amount of the asset, or related groups of assets, may not be recoverable. Under the provisions of SFAS No. 144, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of", the Company recognizes an "impairment charge" when the expected net undiscounted future cash flows from an asset's use and eventual disposition are less than the asset's carrying value and the asset's carrying value exceeds its fair value. Measurement of fair value for an asset or group of assets may be based on appraisal, market values of similar assets or estimated discounted future cash flows resulting from the use and ultimate disposition of the asset or assets.

Expenditures for maintenance, repairs and betterments, which do not materially extend the normal useful life of an asset, are charged to operations as incurred. Upon sale or other disposition of assets, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in income.

Depreciation and amortization are provided for financial reporting purposes primarily on the straight-line method over the estimated useful lives of the respective assets as follows:

Estimated
Useful Life

Office equipment	5 years

ACCOUNTS PAYABLE AND CLAIMS PAYABLE

In its capacity as an insurance agent or broker, the Company collects premiums from insureds and, after deducting its commissions, remits the premiums to the respective insurers. The obligation to remit premiums is recorded as accounts payable on the balance sheet. Other payables consist of amounts due to sub brokers.

ADVERTISING COSTS

All costs associated with advertising are expensed in the period incurred. No advertising expense was incurred for the years ended December 31, 2004 and 2003.

INCOME TAXES

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standard (SFAS) No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

The Company did not provide any current or deferred income tax provision or benefit for any period presented to date because book income is substantially equal to taxable income, with only minor timing differences with regard to the depreciation of fixed assets. Management has determined that any deferred tax asset or liability is inconsequential, and not material to the financial statements.

RELATED PARTY TRANSACTIONS AND STOCKHOLDERS’ LOANS

The captions "Due to stockholders" and "Due to related company" represent loans that are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand. The amounts due to stockholders consist of dividends declared but unpaid as of the balance sheet date. The related company is an insurance agent and broker owned by directors of the Company, which acts as a sub broker. The amounts due to this entity consist of sub broker commissions payable.

COMPREHENSIVE INCOME

The accompanying financial statements are presented in United States (US) dollars. The functional currency is the Hong Kong dollar (HK$). The financial statements are translated into US dollars from HK$ at year-end exchange rates for assets and liabilities, and weighted average exchange rates for revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The exchange rate for HK$ to US dollars has varied by only 100ths during 2004 and 2003. Thus, the consistent exchange rate used has been 7.80 HK$ per each US dollar. Since there have been no greater fluctuations in the exchange rate, there is no gain or loss from foreign currency translation and no resulting other comprehensive income or loss.

Foreign currency transactions are those that required settlement in a currency other than HK$. Gain or loss from foreign currency transactions, or exchange loss, is recognized in current net income as a component of other income (expense).

3.    PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost and consists of:

	2004	2003

Office equipment	$ 221	$ 221

Subtotal	221	221

Less: accumulated depreciation	(88)	(44)

Net property and equipment	$ 133	$ 177

Depreciation expense for the years ended December 31, 2004 and 2003 was $44 and $44, respectively.

4.

INCOME TAXES

The Company accounts for income taxes in accordance with the provisions of SFAS No. 109, "Accounting for Income Taxes." Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with SFAS No. 109, "Accounting for Income Taxes", these deferred income taxes are measured by applying currently enacted tax laws.

The Company recorded a provision for Hong Kong profits tax in the amount of $16,972 and $28,326 for the years ended December 31, 2004 and 2003. The amounts represent 17.5% of pretax income.

5.    COMMITMENTS AND CONTINGENCIES

LEGAL PROCEEDINGS

From time to time, the Company has disputes that arise in the ordinary course of its business. Currently, according to management, there are no material legal proceedings to which the Company is party of or to which any of its property is subject, that will have a material adverse effect on the Company's financial condition.

6.    FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments” ("SFAS 107") requires entities to disclose the fair values of financial instruments except when it is not practicable to do so. Under SFAS No. 107, it is not practicable to make this disclosure when the costs of formulating the estimated values exceed the benefit when considering how meaningful the information would be to financial statement users.

As a result of the difficulties presented in the valuation of the loans payable to related entities/parties because of their related party nature, estimating the fair value of these financial instruments is not considered practical. The fair values of all other assets and liabilities do not differ materially from their carrying amounts. None of the financial instruments held are derivative financial instruments and none were acquired or held for trading purposes in 2004 and 2003.

7.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2004, the Emerging Issues Task Force of the FASB came to a consensus regarding EITF 02-14 “Whether an Investor Should Apply the Equity Method of Accounting to Investments Other Than Common Stock”. The consensus of the task force is that the equity method of accounting is to be used for investments in common stock or in-substance common stock, effective for reporting periods beginning after September 15, 2004. The Company currently has no equity investments. As such, this standard has no application to the Company.

In November 2004, the FASB issued Statement No. 151, “Inventory Costs”. SFAS No. 151 requires that items such as idle facility expense, excessive spoilage, double freight, and rehandling costs be recognized as current period charges and that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The statement is effective for fiscal periods beginning after June 15, 2005. The Company believes that the application of SFAS No. 151 will have no significant impact on the financial statements.

In December 2004, the FASB issued Statement No. 153, “Exchange of Non-Monetary Assets”. SFAS No. 153 confirms that exchanges of nonmonetary assets are to be measured based on the fair value of the assets exchanged, except for exchanges of nonmonetary assets that do not have commercial substance. Those transactions are to be measured at entity specific values. The Company believes that the application of SFAS No. 153 will have no significant impact on the financial statements.

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment," which amends SFAS No. 123, "Accounting for Stock-Based Compensation." SFAS No. 123, as revised, requires public entities to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. The cost will be recognized over the period during which an employee is required to provide service in exchange for the award. No compensation cost is recognized for equity instruments for which employees do not render the requisite service. The effective date for the Company is the first reporting period beginning after December 15, 2005. Management expects that the application of SFAS No. 123 (revised 2004) will have no adverse effect on its results of operations.

8.    DIVIDENDS

The Company’s officers and directors are also shareholders of the Company. Traditionally, the Company has paid dividends rather than salaries and wages as compensation for services rendered. In the future, the Company plans to compensate the officers with salaries and wages rather than dividends. Dividends declared and paid for 2004 and 2003 totaled $83,333 and $141,801 respectively, and have been presented as compensation expense on the statements of operations to more closely reflect the actual costs and expenses of operations. Dividends declared but not yet paid are recorded as due to stockholders on the balance sheet.

CHANG AN CONSULTANTS LTD. UNAUDITED FINANCIAL STATEMENT FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(AL Marine owns 60% of Chang An Consultants Ltd.)

Chang An Consultants Ltd. Balance Sheet (Unaudited)

September 30,
ASSETS	2005
Current assets
Cash and cash equivalents	$ 434,481
Commissions receivable (net)	1,529
Prepaid taxes	11,354
Total current assets	447,364

Property, plant and equipment (net)	100

Total assets	$ 447,464

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$ 302,096
Other payables	27,875
Due to stockholders	16,667
Due to related company	7,482
Income taxes payable	14,109
Total current liabilities	368,229

Stockholders' equity
Registered capital	12,821
Retained earnings	66,414
Total stockholders' equity	79,235

Total liabilities and stockholders' equity	$ 447,464

Chang An Consultants Ltd. Statement Of Operations (Unaudited)

Nine months ended
September 30,
2005
Revenues
Commission income	$ 111,661
Total revenues	111,661

Operating expenses
Travel and entertainment	9,818
Bad debts	2,381
Depreciation	33
Other general and administrative expenses	22,268
Total operating expenses	34,500

Other income (expense)
Interest income	1,355
Exchange loss	(145)
Total other income (expense)	1,210

Net income before income taxes	78,371

Provision for income taxes	(14,109)

Net income	$ 64,262

Chang An Consultants Ltd. Statement Of Cash Flows (Unaudited)

Nine months ended
September 30,
2005
Cash flows from operating activities:
Net income	$ 64,262
Adjustments to reconcile net income to
net cash provided by operations:
Depreciation and amortization	33
Bad debt and cancellation reserves	2,250
Changes in operating assets and liabilities:
Commissions receivable	3,501
Prepaid taxes	(7,081)
Accounts payable	260,676
Claims payable	15,182
Accrued expenses	(1,775)
Income taxes payable	14,109
Net cash provided by operations	351,157

Cash flows from investing activities:
Purchase of property, plant and equipment	-
Net cash used in investing activities	-

Cash flows from financing activities:
Due to stockholders	(66,666)
Due to related company	(63,229)
Net cash used in financing activities	(129,895)

Increase in cash and cash equivalents	221,262

Cash and cash equivalents, beginning of period	213,219
Cash and cash equivalents, end of period	$ 434,481

Supplemental disclosures of cash flow information:
Cash paid for interest	$ -
Cash paid for income taxes	$ 7,081

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to item 310 of Regulation SB. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The operating results for the nine months ended September 30, 2005 are not necessarily indicative of the results that may be expected for the year ending December 31, 2005. For further information, refer to the financial statements and footnotes thereto for the year ended December 31, 2004.

PRO FORMA FINANCIAL STATEMENTS

Proforma Consolidated Balance Sheet as of December 31, 2004

	Lotus	AL Marine	Andrew Liu	Chang An	EduShip	Total	After Adjustments for Intracompany Transactions
	USD	USD	USD	USD	USD	USD	USD
	Ownership interest of Lotus	100%	100%	60%	85%
ASSETS						0	0
Current assets						0	0
Cash and cash equivalents			1,357,573	213,219		1,570,792	1,570,792
Commissions receivable (net)			181,216	7,280		188,496	188,496
Prepaid taxes				4,273		4,273	4,273

Total current assets	0	0	1,538,789	224,772	0	1,763,561	1,763,561

Property, plant and equipment (net)			32,767	133		32,900	32,900

Other assets
Due from directors						0	0
Due from related companies		0	1,878		1,090	2,968	0
Deposits and prepayments			12,384			12,384	12,384
Other receivables			45,525			45,525	31,788
Investment		21,602				21,602	0

Total other assets	0	21,602	59,787	0	1,090	82,479	44,172

Total assets	0	21,602	1,631,343	224,905	1,090	1,878,940	1,840,633

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Bank overdraft			44,459			44,459	44,459
Trade accounts payable			349,213	41,420		390,633	447,607
Claims payable			520,352			520,352	520,352
Other payables				12,693		12,693	12,693
Accrued expenses			6,284	1,775		8,059	8,059
Due to minority stockholders	7,654			83,333	(192)	90,795	83,141
Due to director			71,949			71,949	71,949

Due to related company		1,090		70,711	1,878	73,679	0
Income tax payable			106,043			106,043	106,043
Current portion of long term debt			14,139			14,139	14,139

Total current liabilities	7,654	1,090	1,112,439	209,932	1,686	1,332,801	1,308,442

Long term debt net of current portion						0	0

Stockholders' equity
Share capital	133	10,000	12,820	12,821	1,282	37,056	133
Additional paid-in capital	3,962	10,512	0			14,474	20,379
Retained earnings	(11,749)		506,084	2,152	(1,878)	494,609	505,690

Total stockholders' equity	(7,654)	20,512	518,904	14,973	(596)	546,139	526,202
Minority interest in subsidiary						0	5,989

Total liabilites & equity	0	21,602	1,631,343	224,905	1,090	1,878,940	1,840,633

Proforma Consolidation Profit & Loss for the year ended 2004

	Lotus	AL Marine	Andrew Liu	Chang An	EduShip	Total	After Intracompany Adjustments
	USD	USD	USD	USD	USD	USD	USD
	Lotus Ownership Interest	100%	100%	60%	85%
Revenue
Commission income			1,693,607	124,877		1,818,484	1,818,484
Consulting income			9,053	33,577		42,630	42,630

Total revenue	0	0	1,702,660	158,454	0	1,861,114	1,861,114

Operating expenses
Compensation loss			(724,045)	(83,333)		(807,378)	(807,378)
Rents			(347,990)			(347,990)	(347,990)
Salaries			(220,994)			(220,994)	(220,994)
Travel and entertainment			(91,061)	(37,097)		(128,158)	(128,158)
Bad debts			(94,783)	(3,490)		(98,273)	(98,273)
Depreciation			(31,286)	(44)		(31,330)	(31,330)
Other general and administrative expenses	(6,500)		(203,027)	(23,376)	(1,878)	(234,781)	(228,281)

Total operating expenses	(6,500)	0	(1,713,186)	(147,340)	(1,878)	(1,868,904)	(1,862,404)

Income from operations	(6,500)	0	(10,526)	11,114	(1,878)	(7,790)	(1,290)

Other income (expense)
Interest income			842	97		939	939
Other income			44,642			44,642	44,642
Interest expense			(15,285)			(15,285)	(15,285)
Exchange loss			(1,675)	(394)		(2,069)	(2,069)

Total other income (expense)	0	0	28,524	(297)	0	28,227	28,227

Net income before taxes	(6,500)	0	17,998	10,817	(1,878)	20,437	26,937

Provision for income taxes			(130,147)	(16,972)		(147,119)	(147,119)

Net income	(6,500)	0	(112,149)	(6,155)	(1,878)	(126,682)	(120,182)

Minority Interest							2,654

Net income after Minority interest	(6,500)	0	(112,149)	(6,155)	(1,878)	(126,682)	(117,528)

Retained earning brought forward	(5,249)		618,233	8,307		621,291	623,218

Profit attributable to shareholders	(11,749)	0	506,084	2,152	(1,878)	494,609	505,690

Dividend paid			0	0		0	0

Retained earning carried forward	(11,749)	0	506,084	2,152	(1,878)	494,609	505,690

Proforma Consolidated Balance Sheet as of September 30, 2005

		Proforma					After
	Lotus	AL Marine	Andrew Liu	Chang An	EduShip	Total	Intracompany Adjustmenta
	USD	USD	USD	USD	USD	USD	USD
		100%	100%	60%	85%
ASSETS						0	0
Current assets						0	0
Cash and cash equivalents			2,450,279	434,481	642	2,885,402	2,885,402
Commissions receivable (net)			349,332	1,529		350,861	350,861
Prepaid taxes			0	11,354		11,354	11,354

Total current assets	0	0	2,799,611	447,364	642	3,247,617	3,247,617

Property, plant and equipment (net)			38,274	100		38,374	38,374

Other assets
Due from directors			44,427	0		44,427	44,427
Due from related companies		0	16,503	0	1,090	17,593	0
Deposits and prepayments			40,846	0		40,846	40,846
Other receivables			63,544	0		63,544	63,544
Investment		21,602	0	0		21,602	0

Total other assets	0	21,602	165,320	0	1,090	188,012	148,817

Total assets	0	21,602	3,003,205	447,464	1,732	3,474,003	3,434,808

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Bank overdraft			45,944	0		45,944	45,944
Trade accounts payable			522,421	302,096		824,517	824,517
Claims payable			711,060	0		711,060	711,060
Other payables			0	27,875		27,875	27,875
Accrued expenses			65,679	0		65,679	65,679
Due to minority stockholders	0		0	16,667	(192)	16,475	16,475

Due to director			0	0		0	0
Due to related company		1,090	0	7,482	9,021	17,593	0
Income tax payable			285,291	14,109		299,400	299,400
Current portion of long term debt			1,414	0		1,414	1,414

Total current liabilities	0	1,090	1,631,809	368,229	8,829	2,009,957	1,992,364

Long term debt net of current portion						0	0

Stockholders' equity
Share capital	233	10,000	12,820	12,821	1,282	37,156	233
Additional paid-in capital	43,862	10,512	0	0		54,374	20,279
Retained earnings	(44,095)		1,358,576	66,414	(8,379)	1,372,516	1,390,238

Total stockholders' equity	0	20,512	1,371,396	79,235	(7,097)	1,464,046	1,410,750
Minority interest in subsidiary						0	31,694

Total liabilities & equity	0	21,602	3,003,205	447,464	1,732	3,474,003	3,434,808

Proforma Consolidation Profit & Loss for the Nine Months ended Sept 2005

		Proforma					After
	Lotus	AL Marine	Andrew Liu	Chang An	EduShip	Total	Intracompany Adjustments
	USD	USD	USD	USD	USD	USD	USD
		100%	100%	60%	85%
Revenue
Commission income			2,100,317	111,661		2,211,978	2,211,978
Consulting income			16,757	0		16,757	16,757

Total revenue	0	0	2,117,074	111,661	0	2,228,735	2,228,735

Operating expenses
Rents			(218,689)	0		(218,689)	(218,689)
Salaries			(252,204)	0		(252,204)	(252,204)
Travel and entertainment			(129,850)	(9,817)	(6,294)	(145,962)	(145,962)
Bad debts			(26,477)	(2,381)		(28,857)	(28,857)
Depreciation			(17,957)	(33)		(17,990)	(17,990)
Other general and administrative expenses	(32,346)		(446,691)	(22,268)	(208)	(501,513)	(469,167)

Total operating expenses	(32,346)	0	(1,091,868)	(34,499)	(6,502)	(1,165,215)	(1,132,869)

Income from operations	(32,346)	0	1,025,206	77,162	(6,502)	1,063,520	1,095,866

Other income (expense)
Interest income			10,518	1,355	1	11,874	11,874
Other income			11,065	0		11,065	11,065
Interest expense			(3,885)	0		(3,885)	(3,885)
Exchange loss			(3,130)	(145)		(3,275)	(3,275)

Total other income (expense)	0	0	14,568	1,210	1	15,779	15,779

Net income before taxes	(32,346)	0	1,039,775	78,372	(6,501)	1,079,299	1,111,645

Provision for income taxes			(187,283)	(14,109)		(201,391)	(201,391)

Net income	(32,346)	0	852,492	64,263	(6,501)	877,908	910,254

Minority Interest							(25,705)

Net income after Minority interest	(32,346)	0	852,492	64,263	(6,501)	877,908	884,549

Retained earning brought forward	(11,749)		506,084	2,151	(1,878)	494,608	505,689

Profit attributable to shareholders	(44,095)	0	1,358,576	66,414	(8,379)	1,372,516	1,390,238

Dividend paid			0	0		0	0

Retained earning carried forward	(44,095)	0	1,358,576	66,414	(8,379)	1,372,516	1,390,238